Equity	3 Months Ended
Mar. 31, 2012
Equity
Stockholders' Equity Note Disclosure

NOTE 7 – Common Stock

On July 16, 2010 the Company issued 50,000,000 shares of its common stock to its President for cash. This transaction was valued at a board approved value of $0.0005 per share for total proceeds of $25,000. Because the transaction price of the founder’s shares was below par value of $0.001, a discount to Paid in Capital of $(25,000) has been recorded.

NOTE 8 – Shares Subscribed but Unissued

During the three month period ended March 31, 2012, the Company received 12 share subscriptions from non-related parties for a total of 1,825,000 common shares at a price of $0.02 per share, for total consideration of $36,500.